UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

 FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 3, 2014
NuStar Energy L.P.
(Exact name of registrant as specified in its charter)

Delaware	001-16417	74-2956831
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

19003 IH-10 West San Antonio, Texas 78257
(Address of principal executive offices)

(210) 918-2000
(Registrant’s telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01    Entry into a Material Definitive Agreement.
On September 3, 2014, in order to reduce its fees and expenses, NuStar Logistics, L.P. (“Logistics”), a wholly owned subsidiary of NuStar Energy L.P. (the “Partnership”), terminated the Reimbursement Agreements (as defined below) and replaced them with the Letter of Credit Agreement (as defined below).
Background
Pursuant to the Gulf Opportunity Zone Act of 2005, on: (a) October 7, 2010, the Parish of St. James, State of Louisiana (the “Parish”) issued $50,000,000 of its tax exempt revenue bonds due October 1, 2040 (the “Series 2010A Bonds”); and (b) December 29, 2010, the Parish issued $85,000,000 of its tax exempt revenue bonds due December 1, 2040 (the “Series 2010B Bonds”).
In connection with the issuance of: (a) the Series 2010A Bonds, Logistics entered into an Application for Letter of Credit and Reimbursement Agreement dated as of October 7, 2010, by and between JPMorgan Chase Bank, N.A. (“JPM”) and Logistics (the “Series 2010A Reimbursement Agreement”), pursuant to which JPM agreed to cause an Irrevocable Transferrable Letter of Credit (the “JPM Series 2010A Letter of Credit”) to be issued to U.S. Bank National Association (as trustee (the “Series 2010A Trustee”) under that certain Indenture of Trust dated as of October 1, 2010 between the Parish and the Series 2010A Trustee) in the amount of $50,657,535, which amount included (i) the principal amount of the Series 2010A Bonds outstanding on October 7, 2010, plus (ii) interest thereon as set forth in the JPM 2010A Letter of Credit for a period of forty days; and (b) the Series 2010B Bonds, Logistics entered into an Application for Letter of Credit and Reimbursement Agreement dated as of December 29, 2010, by and between JPM and Logistics (the “Series 2010B Reimbursement Agreement,” and together with the Series 2010A Reimbursement Agreement, the “Reimbursement Agreements”), pursuant to which JPM agreed to cause an Irrevocable Transferrable Letter of Credit (the “JPM Series 2010B Letter of Credit”) to be issued to U.S. Bank National Association (as trustee (the “Series 2010B Trustee”) under that certain Indenture of Trust dated as of December 1, 2010 between the Parish and the Series 2010B Trustee) in the amount of $86,117,809, which amount included (i) the principal amount of the Series 2010B Bonds outstanding on December 29, 2010, plus (ii) interest thereon as set forth in the JPM Series 2010B Letter of Credit for a period of forty days.
Termination of Reimbursement Agreements and Entry Into Letter of Credit Agreement
On September 3, 2014, in order to reduce its fees and expenses, Logistics terminated the Reimbursement Agreements and replaced them with a Letter of Credit Agreement dated as of September 3, 2014 (the “Letter of Credit Agreement”) among Logistics, the Partnership, the lenders party thereto and The Bank of Tokyo-Mitsubishi UFJ, Ltd., as Issuing Bank and Administrative Agent, pursuant to which The Bank of Tokyo-Mitsubishi UFJ, Ltd. agreed to cause: (a) an Irrevocable Transferrable Letter of Credit (the “New Series 2010A Letter of Credit”) to be issued to the Series 2010A Trustee in the amount of $50,657,535, which amount included (i) the principal amount of the Series 2010A Bonds outstanding on September 3, 2014, plus (ii) interest thereon as set forth in the New Series 2010A Letter of Credit for a period of forty days; and (b) an Irrevocable Transferrable Letter of Credit (the “New Series 2010B Letter of Credit”) to be issued to the Series 2010B Trustee in the amount of $86,117,809, which amount included (i) the principal amount of the Series 2010B Bonds outstanding on September 3, 2014, plus (ii) interest thereon as set forth in the New Series 2010B Letter of Credit for a period of forty days. Upon delivery of the New Series 2010A Letter of Credit to the Series 2010A Trustee and the New Series 2010B Letter of Credit to the Series 2010B Trustee on September 3, 2014, Logistics terminated the JPM Series 2010A Letter of Credit and the JPM Series 2010B Letter of Credit.
A copy of the Letter of Credit Agreement is filed as Exhibit 10.01 to this Current Report on Form 8-K and is incorporated herein by reference.
Item 1.02    Termination of a Material Definitive Agreement.
The information set forth under Item 1.01 above is incorporated by reference into this Item 1.02.
Item 2.03    Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
The information set forth under Item 1.01 above is incorporated by reference into this Item 2.03.

Item 9.01    Financial Statements and Exhibits.

(d)     Exhibits.

Exhibit Number	EXHIBIT

Exhibit 10.1
Letter of Credit Agreement dated as of September 3, 2014 among NuStar Logistics, L.P., NuStar Energy L.P., the Lenders party thereto and The Bank of Tokyo-Mitsubishi UFJ, Ltd., as Issuing Bank and Administrative Agent.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NUSTAR ENERGY L.P.

	By:	Riverwalk Logistics, L.P.
its general partner

		By:	NuStar GP, LLC
its general partner

Date: September 9, 2014			By:	/s/ Amy L. Perry
			Name:	Amy L. Perry
			Title:	Senior Vice President, General Counsel - Corporate & Commercial Law and Corporate Secretary

EXHIBIT INDEX

Exhibit Number	EXHIBIT

Exhibit 10.1
Letter of Credit Agreement dated as of September 3, 2014 among NuStar Logistics, L.P., NuStar Energy L.P., the Lenders party thereto and The Bank of Tokyo-Mitsubishi UFJ, Ltd., as Issuing Bank and Administrative Agent.

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